UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2015

PERVASIP CORP.

(Exact name of registrant as specified in its charter)

New York	000-04465	13-2511270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

430 North Street

White Plains, NY 10605

 (Address of principal executive offices)

(914) 750-9339

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 4, 2015 the Board of Directors of Pervasip Corp. dismissed GBH CPAs, PC from its position as the principal independent accountant for Pervasip Corp. There is no audit committee of the Board of Directors.

The audit report of GBH CPAs, PC on Pervasip Corp.’s financial statements for the years ended November 30, 2013 and 2012 contained a modification expressing substantial doubt regarding the ability of Pervasip Corp. to continue as a going concern. The audit report of GBH CPAs, PC on Pervasip Corp.’s financial statements for the years ended November 30, 2013 and 2012 did not contain any other adverse opinion or disclaimer of opinion or qualification other than the aforesaid modification. GBH CPAs, PC did not, during the applicable periods, advise Pervasip Corp. of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

During the two most recent fiscal years and the period to February 4, 2015, there was no disagreement between Pervasip Corp. and GBH CPAs, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to its satisfaction, would have caused GBH CPAs, PC to make reference to the subject matter of such disagreement in connection with its report. During the same period, there was no “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K, except for the reportable event described in the following paragraphs.

In its assessment of the effectiveness of internal control over financial reporting as of November 30, 2013, management of Pervasip Corp. determined that the following deficiencies constituted material weaknesses:

●	There is a lack of accounting personnel within the Company with the requisite knowledge of Generally Accepted Accounting Principles in the US (“GAAP”), telecom taxation requirements and the financial reporting requirements of the SEC;

●	There are insufficient written policies and procedures to insure the correct application of accounting and financial reporting with respect to the current requirements of GAAP and SEC disclosure requirements; and

●	There is a lack of segregation of duties, in that the Company has only one person performing all accounting-related duties.

Pervasip Corp. has requested GBH CPAs, PC to furnish a letter addressed to the Securities Exchange Commission stating whether or not GBH CPAs, PC agrees with the statements in this 8-K. A copy of the letter, when received, will be filed as an exhibit to an amendment to this 8-K.

On February 9, 2015, Pervasip Corp. retained the firm of Rosenberg Rich Baker Berman & Company to serve as its new principal independent accountant. At no time during the past two fiscal years or any subsequent period prior to February 9, 2015 did Pervasip Corp. consult with Rosenberg Rich Baker Berman & Company regarding any matter of the sort described above with reference to GBH CPAs, PC, any issue relating to the financial statements of Pervasip Corp., or the type of audit opinion that might be rendered for Pervasip Corp.

Item 9.01 Financial Statements and Exhibits

Exhibits

16.	Letter from GBH CPAs, PC. - to be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERVASIP CORP.

Date: February 10, 2015	By:	/s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer